October 22, 2007

Alpharma Inc.
Alpharma Operating Corporation
Alpharma U.S. Inc.
Barre Parent Corporation
Alpharma Euro Holdings Inc.
Alpharma (Bermuda) Inc.
Alpharma USHP Inc.
Alpharma Animal Health Company
Mikjan Corporation
Alpharma Holdings Inc.
Alpharma Specialty Pharma Inc.
Purepac Pharmaceutical Holdings, Inc.
Alpharma Pharmaceuticals LLC
440 Route 22 East
Bridgewater, New Jersey 08807

Ladies and Gentlemen:

Reference is made to (i) that certain Amended and Restated Loan and Security Agreement dated March 10, 2006 (as at any time amended, restated, modified or supplemented, the "Loan Agreement"), among Alpharma Inc., a Delaware corporation ("Parent"), Alpharma Operating Corporation, a Delaware corporation, Alpharma U.S. Inc., a Delaware corporation, Barre Parent Corporation, a Delaware corporation, Alpharma Euro Holdings Inc., a Delaware corporation, Alpharma (Bermuda) Inc., a Delaware corporation, Alpharma USHP Inc., a Delaware corporation, Alpharma Animal Health Company, a Texas corporation, Mikjan Corporation, an Arkansas corporation, Alpharma Holdings Inc., a Delaware corporation, Alpharma Speciality Pharma Inc., a Delaware corporation formerly known as Alpharma Pharmaceuticals Inc., Purepac Pharmaceutical Holdings, Inc., a Delaware corporation, and Alpharma Pharmaceuticals LLC, a Delaware limited liability company (each a "Borrower" and collectively, "Borrowers"), the various financial institutions party thereto from time to time (each a "Lender" and collectively, "Lenders") and Bank of America, N.A., a national banking association ("BofA"), in its capacity as collateral and administrative agent for the Lenders (together with its successors in such capacity, "Agent"); and (ii) that certain letter agreement dated March 14, 2007 (the "Letter Agreement"), among Borrowers, Lenders and Agent. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Loan Agreement and the Letter Agreement.

Borrowers have requested that Agent and Lenders modify certain provisions of the Loan Agreement regarding the Chinese Credit Facility, and Agent and Lenders are willing to do so, subject to the terms and conditions contained herein.

NOW, THEREFORE, for TEN DOLLARS ($10.00) in hand paid and other good and valuable consideration, the receipt and sufficiency of which are hereby severally acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

1. Amendments to Loan Agreement. The Loan Agreement is hereby amended by deleting the definitions of "Chinese Credit Facility Reserve" and "Chinese Credit Facility" and by substituting the following in lieu thereof:

Chinese Credit Facility Reserve - such reserves as may be established from time to time by Agent (i) at any time that Availability is less than $40,000,000 and as determined by Agent in its reasonable credit judgment or (ii) if at the time of or after giving effect to any payment under the New Senior Notes, Availability is or would be less than $40,000,000, and such reserves may reflect the outstanding principal amount of the Chinese Credit Facility plus all accrued interest thereon and fees payable under the terms of the Chinese Credit Facility, all as determined by Agent.

Chinese Credit Facility - a $21,600,000 credit facility provided to Alpharma China by Bank of America Shanghai or another Affiliate of BofA.

2. No Novation, etc. The parties hereto acknowledge and agree that, except as set forth herein, nothing in this letter amendment shall be deemed to amend or modify any provision of the Loan Agreement or any of the other Loan Documents, each of which shall remain in full force and effect. This letter amendment is not intended to be, nor shall it be construed to create, a novation or accord and satisfaction, and the Loan Agreement as herein modified shall continue in full force and effect.

3. Acknowledgments and Stipulations; Representation and Warranties. By its signature below, each Borrower hereby (a) ratifies and reaffirms the Obligations, each of the Loan Documents and all of such Borrower's covenants, duties, indebtedness and liabilities under the Loan Documents; (b) acknowledges and stipulates that (i) the Loan Agreement and the other Loan Documents executed by such Borrower are legal, valid and binding obligations of such Borrower that are enforceable against such Borrower in accordance with the terms thereof subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law, and (ii) all of the Obligations of such Borrower are owing and payable without defense, offset or counterclaim (and to the extent there exists any such defense, offset or counterclaim on the date hereof, the same is hereby waived by each Borrower); and (c) represents and warrants to Agent and Lenders, to induce Agent and Lenders to enter into this letter amendment, that (i) the execution, delivery and performance of this letter amendment has been duly authorized by all requisite corporate or limited liability company action on the part of such Borrower, and (ii) all of the representations and warranties made by such Borrower in the Loan Agreement and the other Loan Documents are true and correct in all material respects on and as of the date hereof, except to the extent that any such representation or warranty is stated to relate to an earlier date, in which case such representation or warranty shall be true and correct in all material respects on and as of such earlier date.

4. Miscellaneous. This letter agreement shall be governed by and construed in accordance with the internal laws of the State of New York (but without regard to conflict of law principles). This letter agreement shall be binding upon an inure to the benefit of the parties and their respective successors and assigns. This letter agreement may be executed in any number of counterparts and by different parties to this letter agreement on separate counterparts, each of which when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto. Each Borrower agrees to take such further actions as Agent and Lenders shall reasonably request from time to time in connection herewith to evidence or give effect to the amendments set forth herein or any of the transactions contemplated hereby. To the fullest extent permitted by Applicable Law, each of the parties hereto hereby waives the right to trial by jury in any action, suit, counterclaim or proceeding arising out of or related to this letter agreement.

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signatures commence on following page.]

The parties hereto have caused this letter amendment to be duly executed under seal and delivered by their respective duly authorized officers on the date first written above.

Very truly yours,

BANK OF AMERICA, N.A., as Agent

and a Lender

By: /s/ John. M. Olsen
John M. Olsen, Senior Vice President

DNB NOR BANK ASA, as a Lender

By: /s/ Philip F. Kurpiewski
Philip F. Kurpiewski, Senior Vice President

By: /s/ Alfred C. Jones, III
Alfred C. Jones, III, Senior Vice President

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By: /s/ Gordon Wilkins
Gordon Wilkins, Vice President

[Signatures continue on following page.]

ALPHARMA INC.

By: /s/ Jeffrey S. Campbell
Jeffrey S. Campbell, Executive Vice President and Chief Financial Officer

ALPHARMA OPERATING CORPORATION

By: /s/ Jeffrey S. Campbell
Jeffrey S. Campbell, President

ALPHARMA U.S. INC.

By: /s/ Christine Sacco
Christine Sacco, Treasurer

[CORPORATE SEAL]

ALPHARMA EURO HOLDINGS INC.

By: /s/ Christopher Towner
Christopher Towner, Secretary

ALPHARMA (BERMUDA) INC.

By: /s/ Christopher Towner
Christopher Towner, Secretary

[Signatures continued on following page.]

ALPHARMA USHP INC.

By: /s/ Christopher Towner
Christopher Towner, Secretary

ALPHARMA ANIMAL HEALTH

COMPANY

By: /s/ Jeffrey S. Campbell
Jeffrey S. Campbell, Vice President and Treasurer

MIKJAN CORPORATION

By: Jeffrey S. Campbell
Jeffrey S. Campbell, President

ALPHARMA HOLDINGS INC.

By: Christopher Towner
Christopher Towner, Secretary

[Signatures continued on following page.]

ALPHARMA SPECIALITY PHARMA INC.

By: /s/ Christopher Towner
Christopher Towner, Secretary

PUREPAC PHARMACEUTICAL

HOLDINGS, INC.

By: /s/ Jeffrey S. Campbell
 Jeffrey S. Campbell, President

ALPHARMA PHARMACEUTICALS LLC

By: /s/ Jeffrey S. Campbell
Jeffrey S. Campbell, Treasurer

BARRE PARENT CORPORATION

By: /s/ Jeffrey S. Campbell
Jeffrey S. Campbell, President